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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report January 3, 2000
               (Date of earliest event reported: January 3, 2000)

                        FOCAL COMMUNICATIONS CORPORATION

             (Exact name of Registrant as specified in its charter)


          Delaware                 333-49397                   36-4167094
         (State of          (Commission File Number)          (IRS Employer
      incorporation)                                      Identification Number)

         200 North LaSalle Street, Suite 1100, Chicago, Illinois 60601
                    (Address of Principal Executive Offices)

                                 (312) 895-8400
              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)
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          ITEM 5.  OTHER EVENTS

          On January 3, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          99.1 Press Release issued by the Registrant dated January 3, 2000.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FOCAL COMMUNICATIONS CORPORATION

                                            By: /s/ Joseph A. Beatty
                                                --------------------------------
                                                    Joseph A. Beatty
                                                    Executive Vice President and
                                                    Chief Financial Officer


Dated: January 3, 2000

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                                 Exhibit Index

Exhibit No.        Description
-----------        -----------

    99.1       Press Release issued by the Registrant dated January 3, 2000

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